UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2005

                             CHEVIOT FINANCIAL CORP.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                      0-50529             56-2423750
------------------------------       ----------------   -----------------------
(State or Other Jurisdiction)     (Commission File No.)    (I.R.S. Employer
    of Incorporation                                       Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                             45211
------------------------------------                        -------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
                  ------------------------------------------

     On May 5, 2005, the Board of Directors of Cheviot Financial Corp. (the "Company") granted incentive stock options, non-statutory stock options, and restricted stock awards to certain executive officers of the Company, as described below. The options and restricted stock awards were granted pursuant to the Company's 2005 Stock-Based Incentive Plan (the "Stock Plan"). Each option and restricted stock award was evidenced by an option agreement or restricted stock agreement executed concurrently with the grant of the individual awards.

                             GRANTS OF STOCK OPTIONS

     The table below sets forth the individual grants, the exercise prices therefor and the vesting dates of stock option grants under the Stock Plan.


  Award
Recipient            Amount   Exercise Price    Vesting
--------             ------   -------------     -------

Scott T. Smith       40,000   $11.15             8,000 shares on May 5, 2006
                                                 8,000 shares on May 5, 2007
                                                 8,000 shares on May 5, 2008
                                                 8,000 shares on May 5, 2009
                                                 8,000 shares on May 5, 2010

Kevin M. Kappa       58,000   $11.15            11,600 shares on May 5, 2006
                                                11,600 shares on May 5, 2007
                                                11,600 shares on May 5, 2008
                                                11,600 shares on May 5, 2009
                                                11,600 shares on May 5, 2010

Jeffrey J. Lenzer    60,500   $11.15            12,100 shares on May 5, 2006
                                                12,100 shares on May 5, 2007
                                                12,100 shares on May 5, 2008
                                                12,100 shares on May 5, 2009
                                                12,100 shares on May 5, 2010

Thomas J. Linneman  100,000   $11.15            20,000 shares on May 5, 2006
                                                20,000 shares on May 5, 2007
                                                20,000 shares on May 5, 2008
                                                20,000 shares on May 5, 2009
                                                20,000 shares on May 5, 2010

John T. Smith        22,300    $11.15            4,460 shares on May 5, 2006
                                                 4,460 shares on May 5, 2007
                                                 4,460 shares on May 5, 2008
                                                 4,460 shares on May 5, 2009
                                                 4,460 shares on May 5, 2010

Edward L. Kleemeier  22,300    $11.15            4,460 shares on May 5, 2006
                                                 4,460 shares on May 5, 2007
                                                 4,460 shares on May 5, 2008
                                                 4,460 shares on May 5, 2009
                                                 4,460 shares on May 5, 2010

Robert L. Thomas     22,300    $11.15            4,460 shares on May 5, 2006
                                                 4,460 shares on May 5, 2007
                                                 4,460 shares on May 5, 2008
                                                 4,460 shares on May 5, 2009
                                                 4,460 shares on May 5, 2010

James E. Williamson  22,300    $11.15            4,460 shares on May 5, 2006
                                                 4,460 shares on May 5, 2007
                                                 4,460 shares on May 5, 2008
                                                 4,460 shares on May 5, 2009
                                                 4,460 shares on May 5, 2010


                           GRANTS OF RESTRICTED STOCK

  Award
Recipient                           Amount          Vesting
---------                           ------          -------

Scott T. Smith                       17,850         3,570 shares on May 5, 2006
                                                    3,570 shares on May 5, 2007
                                                    3,570 shares on May 5, 2008
                                                    3,570 shares on May 5, 2009
                                                    3,570 shares on May 5, 2010

Kevin M. Kappa                       26,750         5,350 shares on May 5, 2006
                                                    5,350 shares on May 5, 2007
                                                    5,350 shares on May 5, 2008
                                                    5,350 shares on May 5, 2009
                                                    5,350 shares on May 5, 2010

Jeffrey J. Lenzer                    26,750         5,350 shares on May 5, 2006
                                                    5,350 shares on May 5, 2007
                                                    5,350 shares on May 5, 2008
                                                    5,350 shares on May 5, 2009
                                                    5,350 shares on May 5, 2010

Thomas J. Linneman                   44,625         8,925 shares on May 5, 2006
                                                    8,925 shares on May 5, 2007
                                                    8,925 shares on May 5, 2008
                                                    8,925 shares on May 5, 2009
                                                    8,925 shares on May 5, 2010

Gerhard H. Hillmann                   1,785           357 shares on May 5, 2006
                                                      357 shares on May 5, 2007
                                                      357 shares on May 5, 2008
                                                      357 shares on May 5, 2009
                                                      357 shares on May 5, 2010

John T. Smith                         8,925         1,785 shares on May 5, 2006
                                                    1,785 shares on May 5, 2007
                                                    1,785 shares on May 5, 2008
                                                    1,785 shares on May 5, 2009
                                                    1,785 shares on May 5, 2010

Edward L. Kleemeier                   8,925         1,785 shares on May 5, 2006
                                                    1,785 shares on May 5, 2007
                                                    1,785 shares on May 5, 2008
                                                    1,785 shares on May 5, 2009
                                                    1,785 shares on May 5, 2010

Robert L. Thomas                      8,925         1,785 shares on May 5, 2006
                                                    1,785 shares on May 5, 2007
                                                    1,785 shares on May 5, 2008
                                                    1,785 shares on May 5, 2009
                                                    1,785 shares on May 5, 2010

James E. Williamson                   8,925         1,785 shares on May 5, 2006
                                                    1,785 shares on May 5, 2007
                                                    1,785 shares on May 5, 2008
                                                    1,785 shares on May 5, 2009
                                                    1,785 shares on May 5, 2010

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 CHEVIOT FINANCIAL CORP.



DATE: May 9, 2005                By: /s/ Scott T. Smith
                                    ---------------------------
                                     Scott T. Smith
                                     Chief Financial Officer